Exhibit 99.1

Teradyne Reports 50% Sequential Growth in Second Quarter 2015 Sales

•	Q2’15 Revenue of $513 million, up 50% from Q1’15

•	Orders up 8% from Q1’15

•	Highest Wireless Test orders in eight quarters

	Q2’15	Q2’14	Q1’15
Orders (mil)	$529	$627	$490
Revenue (mil)	$513	$526	$342
Non-GAAP EPS	$0.53	$0.54	$0.17
GAAP EPS	$0.48	$0.47	$0.15

NORTH READING, Mass. – July 29, 2015 – Teradyne, Inc. (NYSE: TER) reported revenue of $513 million for the second quarter of 2015 of which $400 million was in Semiconductor Test, $63 million in Wireless Test, $46 million in System Test and $4 million in Industrial Automation. Industrial Automation consists of Universal Robots’ results from June 12 through July 5, 2015. On a non-GAAP basis, Teradyne’s net income in the second quarter was $114.6 million, or $0.53 per diluted share, which excluded acquired intangible asset amortization and included the related tax impact on non-GAAP adjustments. GAAP net income for the second quarter was $102.9 million or $0.48 per share.

Orders in the second quarter of 2015 were $529 million of which $395 million were in Semiconductor Test, $84 million in Wireless Test, $45 million in System Test, and $5 million in Industrial Automation.

“We delivered strong sales and earnings growth in the second quarter driven by across the board strength in all business segments,” said CEO and President Mark Jagiela. “Our alignment to the strongest segments of the semiconductor test market, improving storage test shipments and seasonally strong wireless test demand combined to deliver a 29% operating margin in the second quarter, the highest in three years. In addition to the strength of our core test businesses, we are especially excited to welcome Universal Robots (UR) to Teradyne. UR enables us to quickly bring the power of advanced automation to our system and wireless test customers while providing Teradyne a powerful, long term growth driver serving the emerging collaborative robot market.”

“In line with our strategy to balance strong additions to Teradyne with direct capital returns, we paid $13 million in dividends and returned $82 million with the repurchase of 4.1 million shares in the second quarter,” said Jagiela.

Guidance for the third quarter of 2015 is revenue of $450 million to $480 million, with non-GAAP net income of $0.35 to $0.41 per diluted share and GAAP net income of $0.27 to $0.33 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the second quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, July 30. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible asset amortization, fair value inventory step-up related to Universal Robots, retired CEO equity charge, non-cash convertible debt interest, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes fair value inventory step-up related to Universal Robots. GAAP requires that this item be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Prior to September 29, 2014, non-GAAP diluted shares included the impact of Teradyne’s call option and warrant on its shares. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation solutions for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation solutions include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2014, Teradyne had revenue of $1.65 billion and currently employs approximately 4,000 people worldwide. For more information, visit www.teradyne.com. Teradyne (R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations, market conditions, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program and a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, future events, future payment of dividends, future repurchases of common stock or future availability of, or borrowing under, a credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, dividend payments, repurchases of common stock or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; market acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or debt under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and the Quarterly Report on Form 10-Q for the period ended April 5, 2015. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR SECOND FISCAL QUARTER OF 2015

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended			Six Months Ended
	July 5, 2015	April 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Net revenues	$512,739	$342,401	$525,567	$855,140	$846,577
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1)	214,171	149,978	235,154	364,149	389,117

Gross profit	298,568	192,423	290,413	490,991	457,460

Operating expenses:
Engineering and development	75,832	71,450	73,414	147,282	140,499
Selling and administrative (2)	77,073	72,041	77,489	149,114	155,492
Acquired intangible asset amortization	15,258	13,808	18,271	29,066	36,542
Restructuring and other (3)	(385)	—	572	(385)	572

Operating expenses	167,778	157,299	169,746	325,077	333,105

Income from operations	130,790	35,124	120,667	165,914	124,355

Interest and other (4)	1,346	7,314	725	8,660	(4,836)

Income before income taxes	132,136	42,438	121,392	174,574	119,519
Income tax provision	29,257	9,651	20,187	38,908	17,385

Net income	$102,879	$32,787	$101,205	$135,666	$102,134

Net income per common share:
Basic	$0.48	$0.15	$0.52	$0.63	$0.53

Diluted	$0.48	$0.15	$0.47	$0.62	$0.45

Weighted average common shares - basic	213,845	217,187	194,408	215,516	193,860

Weighted average common shares - diluted (5)	215,496	218,812	216,568	217,154	226,526

Cash dividend declared per common share	$0.06	$0.06	$—	$0.12	$0.06

Net orders	$528,693	$490,357	$627,088	$1,019,050	$1,076,914

(1)	Cost of revenues includes:

	Quarter Ended			Six Months Ended
	July 5, 2015	April 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Provision for excess and obsolete inventory	$14,441	$1,440	$5,032	$15,881	$15,071
Sale of previously written down inventory	(2,745)	(1,931)	(2,014)	(4,676)	(3,394)
Inventory step-up	595	—	—	595	—

	$12,291	$(491)	$3,018	$11,800	$11,677

(2)	For the six months ended June 29, 2014, selling and administrative expenses include an equity charge of $6,598 for the modification of Teradyne’s retired CEO’s outstanding equity awards to allow continued vesting and maintain the original term in connection with his January 31, 2014 retirement.

(3)	Restructuring and other consists of:

	Quarter Ended			Six Months Ended
	July 5, 2015	April 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Acquisition costs (a)	$960	$—	$—	$960	$—
Employee severance	255	—	572	255	572
Contingent consideration fair value adjustment	(1,600)	—	—	(1,600)	—

	$(385)	$—	$572	(385)	$572

(a)	Costs related to Universal Robots acquisition. The results of Universal Robots are included in Teradyne’s results starting June 12, 2015.

(4)	Interest and other includes:

	Quarter Ended			Six Months Ended
	July 5, 2015	April 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Gain from the sale of an equity investment	$(624)	$(4,782)	$—	$(5,406)	$—
Non-cash convertible debt interest expense	—	—	—	—	4,290

	$(624)	$(4,782)	$—	$(5,406)	$4,290

(5)	Under GAAP, when calculating diluted earnings per share, convertible debt must be assumed to have converted if the effect on EPS would be dilutive. Diluted shares assume the conversion of the convertible debt as the effect would be dilutive. Accordingly, for the six months ended June 29, 2014, 20.1 million shares have been included in diluted shares.

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	July 5, 2015	December 31, 2014
Assets
Cash and cash equivalents	$300,685	$294,256
Marketable securities	452,040	533,787
Accounts receivable	296,654	151,034
Inventories, net	121,817	105,129
Deferred tax assets	58,345	57,239
Prepayments	80,249	95,819
Other current assets	6,596	6,582

Total current assets	1,316,386	1,243,846

Net property, plant and equipment	291,929	329,038
Marketable securities	275,882	470,789
Deferred tax assets	6,836	7,494
Other assets	13,364	10,419
Retirement plans assets	13,850	12,896
Intangible assets, net	279,126	190,600
Goodwill	495,434	273,438

Total assets	$2,692,807	$2,538,520

Liabilities
Accounts payable	$86,463	$47,763
Accrued employees’ compensation and withholdings	94,544	100,994
Deferred revenue and customer advances	77,347	71,603
Other accrued liabilities	85,470	48,647
Contingent consideration	15,947	3,350
Accrued income taxes	43,163	20,049

Total current liabilities	402,934	292,406

Long-term deferred revenue and customer advances	25,354	19,929
Retirement plans liabilities	107,557	108,460
Deferred tax liabilities	38,624	23,315
Long-term other accrued liabilities	24,468	15,430
Long-term contingent consideration	19,648	—

Total liabilities	618,585	459,540

Shareholders’ equity	2,074,222	2,078,980

Total liabilities and shareholders’ equity	$2,692,807	$2,538,520

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Six Months Ended
	July 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Cash flows from operating activities:
Net income	$102,879	$101,205	$135,666	$102,134
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,885	18,526	36,230	33,785
Amortization	16,256	19,065	31,395	42,990
Stock-based compensation	7,442	8,297	15,405	23,530
Provision for excess and obsolete inventory	14,441	5,032	15,881	15,071
Gain from the sale of an equity investment	(624)	—	(5,406)	—
Deferred taxes	(8,540)	(8,753)	(10,371)	(5,697)
Non cash charge for the sale of inventories revalued at the date of acquisition	595	—	595	—
Contingent consideration adjustment	(1,600)	—	(1,600)	—
Tax benefit related to stock options and restricted stock units	(892)	(1,671)	(892)	(1,671)
Other	2,571	1,306	1,154	1,165

Changes in operating assets and liabilities, net of business acquired:
Accounts receivable	(117,744)	(84,243)	(142,493)	(143,125)
Inventories	17,540	15,834	23,500	18,469
Prepayments and other assets	10,908	27,874	14,054	27,000
Accounts payable and accrued expenses	73,542	88,394	53,392	52,796
Deferred revenue and customer advances	4,647	4,168	5,685	13,800
Retirement plans contributions	(980)	(963)	(1,999)	(2,388)
Accrued income taxes	18,599	15,104	23,261	5,495

Net cash provided by operating activities	155,925	209,175	193,457	183,354

Cash flows from investing activities:
Purchases of property, plant and equipment	(24,961)	(60,192)	(46,110)	(91,389)
Purchases of available-for-sale marketable securities	(254,615)	(266,046)	(590,250)	(523,306)
Proceeds from maturities of available-for-sale marketable securities	91,194	97,114	231,416	377,436
Proceeds from sales of available-for-sale marketable securities	482,761	51,455	631,400	152,818
Acquisition of business, net of cash acquired	(282,332)	—	(282,332)	—
Proceeds from the sale of an equity investment	624	—	5,406	—
Proceeds from life insurance	—	—	1,098	4,391

Net cash provided by (used for) investing activities	12,671	(177,669)	(49,372)	(80,050)

Cash flows from financing activities:
Issuance of common stock under stock option and stock purchase plans	8,979	478	17,878	10,643
Repurchase of common stock	(81,666)	—	(128,316)	—
Tax benefit related to stock options and restricted stock units	892	1,671	892	1,671
Dividend payments	(12,808)	(11,656)	(25,857)	(11,656)
Payment of debt issue costs	(2,253)	—	(2,253)	—
Payment of long-term debt	—	—	—	(190,975)

Net cash used for financing activities	(86,856)	(9,507)	(137,656)	(190,317)

Increase (decrease) in cash and cash equivalents	81,740	21,999	6,429	(87,013)
Cash and cash equivalents at beginning of period	218,945	232,626	294,256	341,638

Cash and cash equivalents at end of period	$300,685	$254,625	$300,685	$254,625

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	July 5, 2015	% of Net Revenues			April 5, 2015	% of Net Revenues			June 29, 2014	% of Net Revenues
Net revenues	$512.7				$342.4				$525.6

Gross profit - GAAP	$298.6	58.2%			$192.4	56.2%			$290.4	55.3%
Inventory Step-Up	0.6	0.1%			—	—			—	—

Gross profit - non-GAAP	$299.2	58.4%			$192.4	56.2%			$290.4	55.3%

Income from operations - GAAP	$130.8	25.5%			$35.1	10.3%			$120.7	23.0%
Acquired intangible asset amortization	15.3	3.0%			13.8	4.0%			18.3	3.5%
Restructuring and other (1)	(0.4)	-0.1%			—	—			0.6	0.1%
Inventory step-up	0.6	0.1%			—	—			—	—

Income from operations - non-GAAP	$146.3	28.5%			$48.9	14.3%			$139.6	26.6%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	July 5, 2015	% of Net Revenues	Basic	Diluted	April 5, 2015	% of Net Revenues	Basic	Diluted	June 29, 2014	% of Net Revenues	Basic	Diluted
Net income - GAAP	$102.9	20.1%	$0.48	$0.48	$32.8	9.6%	$0.15	$0.15	$101.2	19.3%	$0.52	$0.47
Acquired intangible asset amortization	15.3	3.0%	0.07	0.07	13.8	4.0%	0.06	0.06	18.3	3.5%	0.09	0.08
Interest and other (2)	(0.6)	-0.1%	(0.00)	(0.00)	(4.8)	-1.4%	(0.02)	(0.02)	—	—	—	—
Restructuring and other (1)	(0.4)	-0.1%	(0.00)	(0.00)	—	—	—	—	0.6	0.1%	0.00	0.00
Inventory step-up	0.6	0.1%	0.00	0.00	—	—	—	—	—	—	—	—
Exclude discrete tax adjustments (3)	0.2	0.0%	0.00	0.00	(1.8)	-0.5%	(0.01)	(0.01)	(0.5)	-0.1%	(0.00)	(0.00)
Tax effect of non-GAAP adjustments	(3.4)	-0.7%	(0.02)	(0.02)	(2.4)	-0.7%	(0.01)	(0.01)	(3.2)	-0.6%	(0.02)	(0.01)

Net income - non-GAAP	$114.6	22.4%	$0.54	$0.53	$37.6	11.0%	$0.17	$0.17	$116.4	22.1%	$0.60	$0.54

GAAP and non-GAAP weighted average common shares - basic	213.8				217.2				194.4
GAAP and non-GAAP weighted average common shares - diluted	215.5				218.8				216.6

(1) Restructuring and other consists of:

	Quarter Ended
	July 5, 2015				April 5, 2015				June 29, 2014
Acquisition costs	$1.0				$—				$—
Employee severance	0.2				—				0.6
Contingent consideration fair value adjustment	(1.6)				—				—

	$(0.4)				$—				$0.6

(2)	For the quarters ended July 5, 2015 and April 5, 2015, Interest and other included a gain from the sale of an equity investment.

(3)	For the quarters ended July 5, 2015, April 5, 2015 and June 29, 2014, adjustment to exclude discrete income tax items.

	Six Months Ended
	July 5, 2015	% of Net Revenues			June 29, 2014	% of Net Revenues
Net Revenues	$855.1				$846.6

Gross profit - GAAP	$491.0	57.4%			$457.5	54.0%
Inventory step-up	0.6	0.1%			—	—

Gross profit - non-GAAP	$491.6	57.5%			$457.5	54.0%

Income from operations - GAAP	$165.9	19.4%			$124.4	14.7%
Acquired intangible asset amortization	29.1	3.4%			36.5	4.3%
Restructuring and other (1)	(0.4)	0.0%			0.6	0.1%
Inventory step-up	0.6	0.1%			—	—
Equity modification charge (2)	—	—			6.6	0.8%

Income from operations - non-GAAP	$195.2	22.8%			$168.1	19.9%

			Net Income per Common Share				Net Income per Common Share
	July 5, 2015	% of Net Revenues	Basic	Diluted	June 29, 2014	% of Net Revenues	Basic	Diluted
Net income - GAAP	$135.7	15.9%	$0.63	$0.62	$102.1	12.1%	$0.53	$0.45
Acquired intangible asset amortization	29.1	3.4%	0.14	0.13	36.5	4.3%	0.19	0.16
Interest and other (3)	(5.4)	-0.6%	(0.03)	(0.02)	4.3	0.5%	0.02	0.02
Restructuring and other (1)	(0.4)	0.0%	(0.00)	(0.00)	0.6	0.1%	0.00	0.00
Inventory step-up	0.6	0.1%	0.00	0.00	—	—	—	—
Equity modification charge (2)	—	—	—	—	6.6	0.8%	0.03	0.03
Exclude discrete tax adjustments (4)	(1.6)	-0.2%	(0.01)	(0.01)	(2.9)	-0.3%	(0.01)	(0.01)
Tax effect of non-GAAP adjustments	(5.8)	-0.7%	(0.03)	(0.03)	(8.5)	-1.0%	(0.04)	(0.04)
Convertible share adjustment (5)	—	—	—	—	—	—	—	0.04

Net income - non-GAAP	$152.2	17.8%	$0.71	$0.70	$138.7	16.4%	$0.72	$0.65

GAAP and non-GAAP weighted average common shares - basic	215.5				193.9
GAAP weighted average common shares - diluted	217.2				226.5
Exclude dilutive shares from convertible note	—				(10.0)

Non-GAAP weighted average common shares - diluted (5)	217.2				216.5

(1) Restructuring and other consists of:

	Six Months Ended
	July 5, 2015				June 29, 2014
Acquisition costs	$1.0				$—
Employee severance	0.2				0.6
Contingent consideration fair value adjustment	(1.6)				—

	$(0.4)				$0.6

(2)	For the six months ended June 29, 2014, selling and administrative expenses include an equity charge for the modification of Teradyne’s retired CEO’s outstanding equity awards to allow continued vesting and maintain the original term in connection with his January 31, 2014 retirement.

(3)	For the six months ended July 5, 2015, Interest and other included a gain from the sale of an equity investment. For the six months ended June 29, 2014, Interest and other included non-cash convertible debt interest expense.

(4)	For the six months ended July 5, 2015 and June 29, 2014, adjustment to exclude discrete income tax items.

(5)	For the six months ended June 29, 2014. the calculation of non-GAAP diluted earnings per share gives benefit to the Company’s call option on its stock for 34.7 million shares at $5.48. As a result, 10.0 million shares have been included in non-GAAP diluted shares and net interest expense of $2.0 million has been added back to non-GAAP net income for the non-GAAP diluted earnings per share calculation.

GAAP to Non-GAAP Reconciliation of Third Quarter 2015 guidance:

GAAP and non-GAAP third quarter revenue guidance:	$450 million	to	$480 million
GAAP net income per diluted share	$0.27		$0.33
Exclude acquired intangible asset amortization	0.09		0.09
Exclude inventory step-up amortization	0.00		0.00
Tax effect of non-GAAP adjustment	(0.02)		(0.02)

Non-GAAP net income per diluted share	$0.35		$0.41

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc.
Andy Blanchard 978-370-2425
Vice President of Corporate Relations